UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2007
WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 353-1310
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On April 19, 2007, Wolverine Tube, Inc. (“Wolverine”) sold a warrant to purchase up to 200,000 shares of its common stock for cash proceeds of $2,000. The warrant may be exercised at a price of $1.40 per share of common stock of Wolverine for a period of 5 years. Wolverine sold the warrant in a private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Wolverine based such reliance upon the representations of the purchaser regarding its status as an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act.
     The form of Warrant of Wolverine is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant of Wolverine Tube, Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: April 24, 2007

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
James E. Deason
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant of Wolverine Tube, Inc.